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                                                                    EXHIBIT 23.1


                        Consent of Independent Auditors


The Board of Directors
IMPATH Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                               /s/KPMG Peat Marwick LLP


Short Hills, New Jersey
August 31, 1998